UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018

MERIDIAN WASTE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Glenlake Parkway NE Suite 900
Atlanta, GA 30328

 (Address of principal executive offices)

(770) 691-6350

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

Closing of Securities Purchase Agreement

In connection with a private placement offering (the “Offering”), Meridian Waste Solutions, Inc. (the “Company”) expects to receive $2,250,000 in funding (the “Funding”) for the issuance of an aggregate of (i) 2,500 shares of Series F Preferred Stock, par value $0.001 per share, with a stated value of $1,000 per share (the “Series F Preferred Stock”); and (ii) 5,319,143 Series A warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.025 per share (“Common Stock”), pursuant to the Company’s entry into a definitive securities purchase agreement (the “Securities Purchase Agreement”) with each of five (5) accredited investors (the “Investors”). The closing of the Offering is expected to occur on or about February 22, 2018, subject to customary closing conditions.

The Warrants are five year warrants to purchase shares of Common Stock at an exercise price of $0.95 per share, exercisable upon the earlier to occur of (i) Shareholder Approval (as defined in the Securities Purchase Agreement) and (ii) the date that is six months after the date of issuance of the Warrants. The Warrants provide for cashless exercise to the extent that there is no registration statement available for the underlying shares of Common Stock six months after the date of Issuance of the Warrants. The Warrants contain certain anti-dilution protections, which include adjustments for price adjustments to the Series F Preferred Stock based on the events triggered by the occurrence of Trigger Dates. Additionally, the exercise price and the number of shares issuable upon exercise of the Warrants is subject to appropriate adjustment in the event of recapitalization events, stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events affecting our common stock. Simultaneously with any adjustment to the Exercise Price, the number of shares that may be purchased upon exercise of the Warrants shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable thereunder for the adjusted number of shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise). “Trigger Date” shall mean each of the following dates: (i) the later of (x) the thirtieth day immediately following the date of the effectiveness of the initial Registration Statement covering any portion of the Registrable Securities (as defined in the Amendment to Certificate) and (y) the thirtieth day immediately following the date that Shareholder Approval is obtained and deemed effective, (ii) the thirtieth day following the date of the effectiveness of any other Registration Statement covering any portion of the Registrable Securities, (iii) the thirtieth day following the six month anniversary of the Closing Date, in the event that all of the Registrable Securities are not then registered on an effective Registration Statement, (iv) the tenth (10th) Trading Day immediately following the public announcement of the Asset Sale (or, if earlier, the date of the initial filing with the Commission disclosing the occurrence of the consummation of the Asset Sale) and (v) thirtieth day immediately following the twelve (12) month anniversary of the Closing Date, in the event that the Company fails for any reason to satisfy the current public information requirement under Rule 144(c) at any time during the period commencing on the six month anniversary of the Closing Date through the 12 month anniversary of the Closing Date and all of the Registrable Securities are not then registered on an effective Registration Statement. “Asset Sale” means a sale by the Company of all or substantially all of the assets related to the Company’s waste business occurring prior to April 30, 2018.

Issuance pursuant to the Offering of shares of Common Stock and upon conversion of the Series F Preferred Stock and exercise of the Warrants in excess of 3,204,992, as well as the issuance of additional shares pursuant to the warrants as a result of adjustments, including due to the occurrence of a Trigger Date, is subject to the approval of a majority of the Company’s shareholders (“Shareholder Approval”). The Company and certain key stockholders of the Company entered into a voting agreement with the Investors related to the obtaining of Shareholder Approval (the “Voting Agreement”). Provided that no events requiring adjustment pursuant to the designations for the Series F Preferred or the Warrants occur, the Offering would result in a maximum of 2,659,571 shares of Common Stock issuable upon conversion of the Series F Preferred Stock and 5,319,143 shares of Common Stock issuable upon exercise of the Warrants, resulting in a maximum of 7,978,715 shares, assuming compliance with the respective limitations on conversion or exercise contained within the designations for the Series F Preferred and Warrants. In the event that adjustments are required due to the Company’s stock price falling, or otherwise, based on the floor price of $0.20 for the Series F Preferred, and assuming such price applies for the Warrants as well, then the Offering would result in a maximum of 12,499,987 shares of Common Stock issuable upon conversion of the Series F Preferred Stock and 25,265,932 shares of Common Stock issuable upon exercise of the Warrants, resulting in a maximum of 37,765,919 shares, assuming compliance with the respective limitations on conversion or exercise contained within the designations for the Series F Preferred and Warrants. In the event that an adjustment to the Conversion Price of Series F Preferred occurs, to the extent that shares of Series F Preferred have been converted to shares of Common Stock, such shareholders will receive additional shares of Common Stock such that they will have received the total number of shares of Common Stock into which the total numbers of shares of Series F Preferred are convertible, regardless of whether such shares of Series F Preferred have actually been converted.

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The Company utilized the services of Garden State Securities, Inc., a FINRA-registered placement agent, for the Offering. In connection with the closing of the Offering (the “Closing”), the Company will pay such placement agent an aggregate cash fee of $180,000, the Company will reimburse the Placement Agent $40,000 for its legal expenses and the Placement Agent will receive warrants, in substantially the same form as the Warrants, to purchase 200,000 shares of Common Stock. The net proceeds to the Company from the Closing, after deducting the foregoing fees and other Offering expenses, are expected to be approximately $1,920,000.

The Company intends to use the proceeds of the Offering for strategic acquisitions for the Company’s Technology Division and/or Innovations Division, as well as general working capital and/or capital expenditures. The Closing occurred following the satisfaction of customary closing conditions.

The representations and warranties contained in the Securities Purchase Agreement were made by the parties to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Securities Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements, and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and their agreements.

Effective February 21, 2018, in connection with the Offering, the Company and the Investor entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company shall prepare and, as soon as practicable, but in no event later than 10 days from the date of the Company’s Annual Report on Form 10-K filed for the year ended December 31, 2017, file with the Securities and Exchange Commission (the “SEC”) an initial Registration Statement on Form S-3 covering the resale of all shares of Common Stock comprising the Units, including shares of Common Stock underlying the Warrants, or the largest amount thereof permissible. The Company shall use its best efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of the Registration Rights Agreement, declared effective by the SEC as soon as practicable.

The above description of the Warrants, Securities Purchase Agreement and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the full text of the forms of such documents, which are attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities underlying the Series F Preferred Stock and the Warrants and the securities issued pursuant to the Offering were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

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Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

On February 22, 2018, the Company submitted for filing with the Secretary of State of the State of New York the Certificate of Amendment of the Certificate of Incorporation of the Company, in the form attached as Exhibit 3.1 hereof, (the “Amendment to Certificate”), which amended the designations, rights and preferences of the Series F Preferred Stock, as determined by the Company’s Board of Directors in its sole discretion, in accordance with the Company’s Certificate of Incorporation and bylaws.

The shares of Series F Preferred Stock have a stated value of $1,000.00 per share are convertible into Common Stock at a price of $0.94 per share, subject to adjustment (the “Conversion Price”) and earn dividends at the rate of 8% per annum. In addition, on each Trigger Date, the Conversion Price shall be reduced, and only reduced, to the lesser of (x) the then Conversion Price, as adjusted and taking into consideration any prior resets, or (y) the greater of (A) the Floor Price and (B) 90% of the quotient of (I) the sum of the VWAP of the Common Stock for each of the five (5) Trading Days with the lowest VWAP of the Common Stock during the twenty (20) consecutive Trading Day period ending and including the Trading Day immediately preceding such Trigger Date, divided by (II) five (5) (the “Reset Conversion Price”, which shall thereafter be the new Conversion Price, subject to further adjustment hereunder, and such 20 Trading Day period shall be referred to herein as a “Measurement Period”). Any adjustment to the Conversion Price pursuant to the occurrence of a Trigger Date shall be effective retroactively to the date of original issuance of the Series F Preferred. “Floor Price” means $0.20 or such lower price as mutually agreed to by the Company and the purchasers of a majority in interest of the securities issued pursuant to the Offering and then outstanding (subject to the prior consent of the Nasdaq Stock Market before the effective date of any such voluntary reduction). “Trigger Date” shall mean each of the following dates: (i) the later of (x) the thirtieth day immediately following the date of the effectiveness of the initial Registration Statement covering any portion of the Registrable Securities (as defined in the Amendment to Certificate) and (y) the thirtieth day immediately following the date that Shareholder Approval is obtained and deemed effective, (ii) the thirtieth day following the date of the effectiveness of any other Registration Statement covering any portion of the Registrable Securities, (iii) the thirtieth day following the six month anniversary of the Closing Date, in the event that all of the Registrable Securities are not then registered on an effective Registration Statement, (iv) the tenth (10th) Trading Day immediately following the public announcement of the Asset Sale (or, if earlier, the date of the initial filing with the Commission disclosing the occurrence of the consummation of the Asset Sale) and (v) thirtieth day immediately following the twelve (12) month anniversary of the Closing Date, in the event that the Company fails for any reason to satisfy the current public information requirement under Rule 144(c) at any time during the period commencing on the six month anniversary of the Closing Date through the 12 month anniversary of the Closing Date and all of the Registrable Securities are not then registered on an effective Registration Statement. “Asset Sale” means a sale by the Company of all or substantially all of the assets related to the Company’s waste business occurring prior to April 30, 2018.

Provided that no events requiring adjustment pursuant to the designations for the Series F Preferred or the Warrants occur, the Offering would result in a maximum of 2,659,571 shares of Common Stock issuable upon conversion of the Series F Preferred Stock and 5,319,143 shares of Common Stock issuable upon exercise of the Warrants, resulting in a maximum of 7,978,715 shares, assuming compliance with the respective limitations on conversion or exercise contained within the designations for the Series F Preferred and Warrants. In the event that adjustments are required due to the Company’s stock price falling, or otherwise, based on the floor price of $0.20 for the Series F Preferred, and assuming such price applies for the Warrants as well, then the Offering would result in a maximum of 12,499,987 shares of Common Stock issuable upon conversion of the Series F Preferred Stock and 25,265,932 shares of Common Stock issuable upon exercise of the Warrants, resulting in a maximum of 37,765,919 shares, assuming compliance with the respective limitations on conversion or exercise contained within the designations for the Series F Preferred and Warrants. In the event that an adjustment to the Conversion Price of Series F Preferred occurs, to the extent that shares of Series F Preferred have been converted to shares of Common Stock, such shareholders will receive additional shares of Common Stock such that they will have received the total number of shares of Common Stock into which the total numbers of shares of Series F Preferred are convertible, regardless of whether such shares of Series F Preferred have actually been converted.

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Beginning on February 23, 2019, the holders of the Series F Preferred shall be entitled to receive dividends at the rate of 8% per annum, payable in cash or, at the option of the Company, in shares of Common Stock, subject to certain equity conditions.

The shares of Series F Preferred Stock rank senior to the Common Stock and do not have voting rights.

The foregoing descriptions of the Amendment to Certificate and the Series F Preferred Stock designations do not purport to be complete and are subject to, and qualified in their entirety by, the Amendment to Certificate, a copy of which is attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

The above description of the Voting Agreement and the designations, rights and preferences of the Series E Preferred Stock do not purport to be complete and are qualified in their entirety by the full text of the Voting Agreement and the Certificate of Amendment to Certificate of Incorporation, which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Form of Certificate of Amendment to Certificate of Incorporation*
4.1	Form of Warrant*
10.1	Form of Securities Purchase Agreement*
10.2	Form of Registration Rights Agreement*

* filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN WASTE SOLUTIONS, INC.

Date: February 22, 2018	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer

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